SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2018

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11270 West Park Place, Suite 1000, Milwaukee, Wisconsin 53224

(Address of principal executive offices including zip code)

(414) 760-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 1, 2018, The Manitowoc Company, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”). At the 2018 Annual Meeting, the Company’s shareholders voted on: (i) the election of seven directors; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (iii) an advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s Definitive Proxy Statement, dated March 22, 2018, for the 2018 Annual Meeting (the “2018 Proxy Statement”); and (iv) a shareholder proposal seeking a simple majority vote, as disclosed in the 2018 Proxy Statement.

The nominees named below were elected as directors at the 2018 Annual Meeting to each serve a one-year term expiring at the Company’s Annual Meeting of Shareholders to be held in 2019, or until their respective successors are duly elected and qualified, by the indicated votes cast:

Name of Nominee	For	Withheld	Broker Nonvotes
Robert G. Bohn	23,708,063	2,709,370	6,538,684
Donald M. Condon, Jr.	23,826,899	2,590,534	6,538,684
Anne M. Cooney	23,843,972	2,573,461	6,538,684
Kenneth W. Krueger	23,822,518	2,594,915	6,538,684
C. David Myers	23,848,241	2,569,192	6,538,684
Barry L. Pennypacker	23,832,822	2,584,611	6,538,684
John C. Pfeifer	23,777,277	2,640,156	6,538,684

The appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2018, was ratified by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
32,537,499	339,570	79,048	0

The advisory proposal seeking approval of the compensation of the Company’s named executive officers, as disclosed in the 2018 Proxy Statement, was approved by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
23,289,909	1,371,993	1,755,531	6,538,684

The shareholder proposal seeking a simple majority vote, as disclosed in the 2018 Proxy Statement (the “2018 Shareholder Proposal”), was approved by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
19,418,058	5,180,233	1,819,142	6,538,684

In order to implement the changes in the Company’s Amended and Restated Articles of Incorporation, as Amended (the “Articles”), and Restated By-Laws (the “By-Laws”) as a result of the approval of the 2018 Shareholder Proposal, the Board of Directors of the Company intends to seek shareholder approval to amend Section 4.2 of Article IV of the Articles (the “2019 Articles of Incorporation Amendment Proposal”) at the Company’s 2019 Annual Meeting of Shareholders (“2019 Annual Meeting”).  If the 2019 Articles of Incorporation Amendment Proposal is approved by the Company’s shareholders at the 2019 Annual Meeting, the Board of Directors of the Company will also amend certain provisions of the Company’s By-Laws to implement the changes underlying in the Shareholder Proposal.

Further information concerning the matters voted upon at the 2018 Annual Meeting is contained in the 2018 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 4, 2018	/s/ Thomas L. Doerr, Jr.
Thomas L. Doerr, Jr.
Senior Vice President, General Counsel & Secretary

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